UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2004

                       World Information Technology, Inc.
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          (Exact name of Registrant as specified in charter)

           Nevada                         0-49795                  80-0001653
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(State or other jurisdiction            (Commission            (I.R.S. Employer
    of incorporation)                   File Number)            Identification)

2300 W. Sahara Ave. Suite 500-B, Las Vegas, NV                        89102
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 (Address of principal executive offices)                          (zip code)

                   Issuer's telephone number: (714) 391-6026
                                              --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed, since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Summary of Change in Accountants

Prior to this past year end, Management of our Company was considering steps to provide the Company with greater professional expertise. Apart from changes in Management, as we proceed into this New Year, the Company realized it needed a larger, more experienced accounting firm: one with greater expertise dealing with international companies, especially one with core business pursuits in Asia. Asia is a vastly different economic, cultural and business environment than the U.S., apart from the great distance separating the areas, which can result in delays in communication, miscommunication and other problems, like language related inconsistencies.

In this regard, we appointed the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Firm"), a northeastern accounting firm, to act as the principal auditing firm for our Company. This followed the resignation of the prior accounting firm. (Starting before the December 31 year end, and well before the resignation of the old firm, the Company was considering the Rosenberg Firm to act as the Company independent auditors though no agreement was previously reached.)

(b)      Resignation of Old Firm

On or about January 25, 2004, the Board of Directors of our company became aware of the resignation of the Company's independent accountants, Beckstead and Watts, LLP ("Former Accountant"), which apparently resigned as principal accountants by letter dated January 15, 2004, to the former C.E.O. (not the Board of Directors). Though dated January 15, the information was received subsequently, during a period of time involving such problems as the recent departure of the Company C.E.O., bad weather conditions in the northeast effecting our ability to communicate with domestic company personnel and advisors, and the celebration of the Chinese New Year, which just occurred and made it difficult to proceed with Company obligations (given the practical shut down of business in celebration of the event--approximately a week long tradition).

The Former Accountant's work, for this past year financial statements, was limited mostly to reviews covering the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 on the Management prepared financial statements of the Company, and Management indicated to the Former Accountant, prior to its resignation, the Company had an interest to engage a new, more experienced firm for the audit of the recently completed year end. (These quarterly financial statements were prepared by the Company, not the Former Accountant.)

None of the review reports contained any adverse opinion or disclaimer of opinion, nor was the Company notified of any such matter at the times such reviews were prepared by the Former Accountant, signed, sealed and delivered by the Former Accountant and filed with the SEC with the Former Accountant's consent and cooperation. From the filing of the last quarterly statement, until the resignation, many weeks had passed, without any objection from the Former Accountant to their own review report. At no time did the Former Accountant conduct any audit of any books and records or financial statements of our Company for this past year.

At no time, prior to their resignation, were there any disagreements between the Company and the Former Accountant on any matter of accounting principles or practices, financial statement disclosures or auditing scopes or procedures. During September, 2003, the Former Accountants indicated they needed additional assistance, beyond their firm's own abilities, in connection with the accounting work in Asia. This was not a disagreement but an issue did exist on the need for more accounting services to assist the Former Accountant. In this regard, the Company paid the Former Accountants an additional $10,000 which they represented would be used for their firm to hire an accountant in Hong Kong, whom they chose and contracted with to their satisfaction, to travel to the Company operating facilities to handle accounting related issues. Between the early part of September, 2003 until the date of November 15, 2003 (deadline for last quarter review for period ended September 30, 2003), the Former Accountants undertook whatever efforts they needed to be comfortable with their review work effort, and the result was the issuance of their review report for the quarter, issued in November, 2003, with no further discussion or correspondence relating to any concerns whatsoever at the time.

The Board of Directors of the Company, at a meeting held January 25, 2004 acknowledged the resignation of the Former Accountants and resolved to proceed with an appointment of the new firm, the Rosenberg Firm, to act as the principal accountants, with the engagement to include audit of this recently completed December 31, 2003, year end. The engagement was confirmed this past week on January 27, 2004.

There were no disagreements between the Company and the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountants would have caused them to make reference to the subject matter of the disagreement in connection with their review report. (There was no reference made in any of their review reports.) The January 15, 2004 letter, delivered following the resignation, indicates they had become aware of certain deficiencies in the internal control environment of the Company. However, it is stated that these deficiencies developed subsequent to their audit for the year ended December 31, 2002.

No committee of the Board of Directors, or the Board of Directors, discussed the subject matter of any disagreement with the Former Accountants.

On February 4, 2004, the Company sent this filed report on Form 8-K to Beckstead and Watts, LLP, the Former Accountants, requesting their comments on the information contained herein. The anticipated responsive letter from Beckstead and Watts, LLP will be filed following receipt.

(c)      New Independent Accountants

On January 27, 2004, the Board of Directors of the Company engaged the firm of Rosenberg Rich Baker Berman & Company, P.A. 380 Foothill Road, P.O Box 6483, Bridgewater, New Jersey 18807, as independent auditors of the Company for the period ending December 31, 2003. The Rosenberg Firm has over 20 years experience in international financial statement matters, and over 25 years experience as auditors, and has a full staff of accountants and support personnel including persons who speak Chinese and are available to travel to Asia, often being physically present within the general geographic area of the Company operations on trips assisting other Asian related companies.

Rosenberg Rich Baker Berman & Company, P.A., sometimes called the "Rosenberg Firm" in this document, will audit the Registrant's financial statements for the December 31, 2003 year end. As to the Company's two most recent fiscal years or subsequent interim period, the Company did not consult Rosenberg Rich Baker Berman & Company, P.A. regarding the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Rosenberg Rich Baker Berman & Company P.A. provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company did not consult the Rosenberg Firm on any matter that was the subject of disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

Item     Description

16       Letter regarding resignation of Former Accountants.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


World Information Technology, Inc.

By: /s/ Shyng-Jiann Lin
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Shyng-Jiann Lin
Acting Secretary and Director

Date: February 4, 2004